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                                                                   EXHIBIT 10(d)


                                THIRD AMENDMENT
              TO FIFTH AMENDED AND RESTATED MULTICURRENCY CREDIT
                                   AGREEMENT

     Third Amendment dated as of March 10, 2000 to Fifth Amended and Restated Multicurrency Credit Agreement (the "Amendment"), by and among KOLLMORGEN CORPORATION, a New York corporation (the "Company"), PMI MOTION TECHNOLOGIES GmbH, a German limited liability company ("PMI GmbH"), FLEET NATIONAL BANK (formerly known as BankBoston, N.A.) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively,
   ----------
the "Banks"), ABN AMRO Bank, N.V., as the fronting bank (the "Fronting Bank") and FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), as agent for the Banks and the Fronting Bank (in such capacity, the "Agent"), amending certain provisions of the Fifth Amended and Restated Multicurrency Credit Agreement dated as of September 30, 1997 (as amended and in effect from time to time, the "Credit Agreement") by and among the Company, PMI GmbH, the Banks, the Fronting Bank and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Company, PMI GmbH, the Fronting Bank, and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.  Amendment to (S)5 of the Credit Agreement.  Section 5.1.1 of the
            -----------------------------------------
Credit Agreement is hereby amended by deleting the words "shall not exceed $15,000,000 at any one time" which appear in the second sentence of (S)5.1.1 and substituting in place thereof the words "shall not exceed $30,000,000 at any one time".

     (S)2.  Conditions to Effectiveness.  This Amendment shall not become
            ---------------------------
effective until the Agent receives a counterpart of this Amendment executed by the Company, PMI GmbH, the Agent, the Fronting Bank, the Guarantors and the Majority Banks.

     (S)3.  Representations and Warranties.  Each of the Company and PMI GmbH
            ------------------------------
hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in (S)8 of the Credit Agreement (except to the extent of changes resulting from matters contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and
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warranties relate expressly to an earlier date), provided, that all references
                                                 --------
therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Company and PMI GmbH hereby represents and warrants that the execution and delivery by the Company and PMI GmbH of this Amendment and the performance by the Company and PMI GmbH of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Company and PMI GmbH and have been duly authorized by all necessary corporate action on the part of the Company and PMI GmbH.

     (S)4.  Ratification, Etc.  Except as expressly amended hereby, the Credit
            -----------------
Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Guarantees, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement, the Loan Documents or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     (S)5.  No Waiver.  Nothing contained herein shall constitute a waiver of,
            ---------
impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Agent or the Banks consequent thereon.

     (S)6.  Counterparts.  This Amendment may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     (S)7.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
            -------------
IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

                                    KOLLMORGEN CORPORATION


                                    By:____________________________________
                                    Name:
                                    Title:

                                    PMI MOTION TECHNOLOGIES GmbH


                                    By:____________________________________
                                    Name:
                                    Title:

                                    FLEET NATIONAL BANK,
                                     individually and as Agent


                                    By:____________________________________
                                    Name:
                                    Title:

                                    ABN AMRO Bank N.V., individually and as
                                    Fronting Bank


                                    By:____________________________________
                                    Name:
                                    Title:


                                    By:____________________________________
                                    Name:
                                    Title:

                                    FIRST UNION NATIONAL BANK


                                    By:____________________________________
                                    Name:
                                    Title:
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                            RATIFICATION OF GUARANTY

     The undersigned guarantors hereby acknowledges and consents to the foregoing Third Amendment as of March 10, 2000, and agrees that the Guaranty dated as of December 31, 1999 from each of the undersigned in favor of the Agent and each of the Banks remains in full force and effect, and each Guarantor confirms and ratifies all of its obligations thereunder.

                                    KOLLMORGEN SECURITIES CORPORATION

                                    By:____________________________________
                                        Title:

                                    Address:

                                    KOLLMORGEN MAGNEDYNE CORPORATION

                                    By:____________________________________
                                        Title:

                                    Address:

                                    KOLLMORGEN OVERSEAS DEVELOPMENT CORPORATION

                                    By:____________________________________
                                        Title:

                                    Address:

                                    KOLLMORGEN INTERNATIONAL LLC

                                    By:____________________________________
                                        Title:

                                    Address:
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                                    PROTO-POWER CORPORATION

                                    By:____________________________________
                                        Title:

                                    Address: